UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2018

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana		47708
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 23, 2018, Old National Bancorp (the “Company”) issued a press release (“Press Release”) reporting its financial results for the first quarter of 2018. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In connection therewith, a slide presentation outlining first-quarter earnings, strategic developments, and the Company’s financial outlook will be available on the “Investor Relations” section of the Company’s website to complement the conference call to be held on April 23, 2018, at 7:00 a.m. CDT and will be accessible at http://www.oldnational.com before the conference call begins.

Item 8.01	Other Events.

On April 23, 2018, the Company’s wholly-owned bank subsidiary, Old National Bank (“ONB”) announced plans to sell or consolidate twenty (20) banking centers as part of its ongoing efficiency improvements. In connection with the efficiency improvements, ONB entered into a branch purchase and assumption agreement for the sale of ten (10) banking center facilities in Wisconsin and their associated deposits to Marine Credit Union. The branch sales are subject to regulatory approval and other terms and conditions and include approximately $274 million in deposits. ONB expects the transaction with Marine Credit Union to close in the third quarter of 2018. Nine (9) consolidations are expected to occur in the second quarter of 2018 and one (1) consolidation is expected to occur in the third quarter of 2018.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and developments concerning Old National. You can find many of these statements by looking for words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. Statements about the expected timing, completion and all other statements in this Current Report other than historical facts constitute forward-looking statements.

Forward-looking statements involve certain risks and uncertainties. The ability of the Company to predict results or actual effects of its plans and strategies is inherently uncertain. Accordingly, actual results may differ materially from those expressed in, or implied by, the forward-looking statements, including expected timing of the transactions. Because these forward-looking statements are subject to assumptions and uncertainties, the developments and future events concerning the Company set forth in this Current Report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this Current Report.

All written and oral forward-looking statements concerning the transactions or other matters addressed in this Current Report and attributable to the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Old National Bancorp on April 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2018

OLD NATIONAL BANCORP

By:	/s/ James C. Ryan, III
James C. Ryan, III
Senior Executive Vice President and
Chief Financial Officer

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